Exhibit 99.1

SAFE HARBOR

Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include but are not limited to statements regarding the Company’s vision and mission; the Company’s strategic corporate objectives; the Company’s strategic roadmap; the demand for the Company’s products and services; inventory growth and channel conditions in the Company’s industry; the Company’s new products and strategic product development; strategic and financial benefits of vertical integration; strategic and financial benefits of the accessories acquisition; the Company’s markets and opportunities for growth as well as market drivers; the Company’s focus and strategies; and anticipated revenue, GAAP and non-GAAP earnings per share, tax rate, share count and capital expenditures for the Company in future periods. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements.

Such factors include the demand for the Company’s products, the Company’s growth opportunities, the ability of the Company to obtain operational enhancements, the success of new products, the potential for increased regulation of firearms and firearm-related products, and other risks detailed from time to time in the Company’s reports filed with the SEC.

“Our mission is to continue to enhance our position as one of the world’s

OUR VISION leading firearms manufacturers by IS TO BE designing, producing, and marketing high-quality, innovative firearms and THE LEADING related products that meet the needs FIREARMS and desires of consumers and

MANUFACTURER professionals.”

PROUDLY MADE IN THE USA

A U.S. MARKET LEADER IN FIREARMS SINCE 1852

Massachusetts (HQ), Connecticut, Maine, Missouri Approximately 1,700 U.S. Employees

Growing Market Share Within an Expanding Base of Consumers Consumer & Professional Sales Channel

Consumer Sales = 88% of Q1FY16 Revenue

Two Divisions: Firearms & Accessories Healthy Balance Sheet Seasoned Management Team

FIREARMS DIVISION ACCESSORIES DIVISION

91% of Q1 FY16 Total Revenue 9% of Q1 FY16 Total Revenue

Sport/Competition Personal Protection Field & Range Gear Safety & Storage

Hunting Concealed Carry Cleaning / Reloading Gunsmithing / Tools

STRATEGIC CORPORATE OBJECTIVES

Protect and grow our core firearm business

Focus on profitable growth in firearms and related products in the outdoor space

Streamline and standardize our business operations

Emphasize customer satisfaction and loyalty

Pursue strategic relationships & acquisitions that are synergistic with our current business

Q1 FY16 HIGHLIGHTS Period Ending July 31, 2015

Sales of $147.8M: +12.1% Y/Y, results that were above company’s guidance

Firearms Sales: $134.4M +1.9% Y/Y

Accessories Sales: $13.3M +29.9% Y/Y (year-ago period was pre-BTI acquisition)

Gross margin 39.8% vs. 37.2% Y/Y

Firearms gross margins: 38.7% Accessories gross margins: 51.1%

GAAP EPS of $0.26 per diluted share vs. $0.26 per diluted share Y/Y

EPS included an expense of $0.08 relating to redemption of the company’s 5.875% Senior Notes, an expense of $0.04 for acquisition amortization related to the purchase of BTI, an expense reduction of $0.03 related to an insurance settlement, and a tax benefit for the foregoing items of $0.03

Non-GAAP EPS (no acquisition-related amortization)*

$0.32 per diluted share vs. $0.27 per diluted share Y/Y

Non-GAAP Adjusted EBITDAS* $38.8M or 26.3% of net sales

Cash flow from operations of $16.6M, despite seasonal inventory build Ended quarter with cash of $55.4M

NICS +10.1% Y/Y vs. SWHC units sales into the consumer channel +11.7% Consumer buying trends followed normal seasonal pattern

* See Appendices for GAAP to non-GAAP reconciliations.

STRATEGIC ROADMAP



FISCAL YEAR 2012
FOCUS
FISCAL YEAR 2013
GROW
FISCAL YEAR 2014
OPTIMIZE
FISCAL YEAR 2015
SOLIDIFY
FISCAL YEAR 2016
SUSTAIN & ACCELERATE
FISCAL YEAR 2017
SCALE & LEVERAGE
Compliance Continuous Improvement: Moving to Best in Class Compliance Systems in a Highly Regulated Environment
Launch M&P Shield
Launch M&P 10
Launch M&P Bodyguard and New Revolvers
Grow International
Establish Vision
Continuous Cycle of Major Product Launches When Ready and at Regular Intervals
Deep Strategy Planning Process
Vertical Integration Strategy
Finalize TC Integration
Focus on M&P Take Market Share Gains and Ramping M&P Revenue; Continuous Analysis of Strategic versus Non-Strategic Product Categories
Convert Houlton to State-of-the-Art Precision Machining Center
Review Further Expansion
Restructure LofC & Pay $30mm Convert Debt
Make decision on ERP
Implement New ERP: Go Live Date Aug 2013 - Phase I
ERP Phases II and III
Aggressively Deploy Lean and Implement Better Process Effectiveness Including Implementing Cellular Layout
Go To Market Strategy (Consumer)
IR Strategy: Governance and Transparency
Review Strategic Options re: SWSS
Assess Accessories Market and Potential for Expansion/Growth
Exit Walther
Move SWSS To Discontinued Ops and Execute Sales Process
Create Acquisition Process and Integration Team
Assessment and Potential Pursuit of Opportunities to Supply Military
$20M Share Repurchase
Debt Re-Purchase
$115M Share Repurchase
$30M Share Repurchase
Assessment of Best Use of Excess Capital (Share Repurchase, Debt Repurchase, Dividend) ($50M Share Repurchase Authorized)
FOCUS
Core Firearms Business with Emphasis on Profitability via Opex Cost Reductions and Gross Margin Improvement
GROW:
Aggressive Investment in Capacity and Populate New Product Pipeline
OPTIMIZE BUSINESS SYSTEMS:
Create Deeper Understanding to Enhance Decision Making
SOLIDIFY BUSINESS MODEL:
Create Stable Platform for Organic and Acquisitive Growth
SUSTAIN BUSINESS MODEL:
Leverage Stable Business Platform for Organic and Inorganic Growth
SCALE AND LEVERAGE:
Focus and Accelerate on Inorganic Growth

Note: Strategic roadmap is assessed regularly and timing is subject to change.

7

OPERATING DIVISIONS

FIREARMS ACCESSORIES

The firearms division consists of products and services

manufactured and sold from our Massachusetts, Maine, and

Connecticut facilities, which includes revolvers, pistols, rifles, The accessories division was established in December 2014 handcuffs, and related products sold through a distribution with the acquisition of Battenfeld Technologies (BTI) and chain and directly, to consumers and international, state, and consists of hunting and shooting accessories developed and federal governments. marketed at our Missouri facility.

Q1 FISCAL 2016 Q1 FISCAL 2016

$134.4 million in sales, + 1.9% Y/Y $13.3 million in sales, + 29.9% Y/Y

91.0% of total sales 9.0% of total sales

38.7% gross margin 51.1% gross margin

21.5% operating margin 21.9% operating margin*

* Excludes the impact of amortization of intangible assets related to the BTI acquisition.

FIREARMS DIVISION

LEADING FIREARM BRAND PORTFOLIO

For sport, recreation, protection, and Designed to be the most accurate, For hunting and shooting enthusiasts professional use, you can feel confident reliable, and ergonomically superior, passionate about firearms. Since 1967,

standing behind 162 years of reliability M&P® firearms are built to meet your Thompson/Center Arms™ has been and accuracy. Smith & Wesson® knows demanding standards. Durable and synonymous with firearms that stand up firearms and the world knows Smith & comfortable, they are capable of in the toughest situations and perform

Wesson. Only the best will do. handling as many rounds as you are. when it counts.

Performance Center® models offer sophisticated shooters limited run, uniquely designed, special-featured firearms under the Smith & Wesson® and M&P® brands.

THE #1 FIREARM BRAND IN AMERICA

Smith & Wesson

100%

90% 89% 80%

70%

60%

50% 49% 40%

30% 20% 10%

0%

General Handgun Buyers Population 18+ & Intenders

Leads all firearm manufacturers in total brand awareness Leads in critical attribute ratings: Reliability, durability, and accuracy Most owned and considered revolver brand in the market: 1 of every 2 revolvers owned is a Smith & Wesson Endorser brand to M&P

Source: Smith & Wesson Handgun A&U Research—December 2011 & Tracking Survey June 2015

Smith & Wesson Awareness Tracking – Gen Pop – July 2015

ADJUSTED NICS CY AUGUST 2015 – Y/Y HANDGUNS +11.8% LONG GUNS (-1.7%)

2,500,000

August ‘15 compared to August ‘14 shows a 2,000,000 4.3% increase

1,500,000 1,000,000 500,000

0

January February March April May June July August September October November December TOTAL CY’08 655,143 735,314 728,992 625,494 591,123 538,963 551,314 653,380 672,421 847,531 1,210,043 1,184,246 8,993,964 CY’09 847,808 911,043 942,288 817,118 662,956 602,191 602,353 687,252 726,572 841,631 861,575 1,031,344 9,534,131 CY’10 715,309 848,036 861,408 731,955 625,763 602,908 628,125 718,971 770,310 854,563 945,463 1,133,371 9,436,182 CY’11 784,856 963,746 990,840 843,484 696,947 679,840 680,258 815,858 878,345 945,088 1,101,076 1,410,937 10,791,275 CY’12 920,840 1,266,344 1,189,152 931,660 840,412 846,437 853,355 1,042,924 1,007,259 1,118,994 1,525,177 2,237,731 13,780,285 CY’13 1,790,154 1,634,309 1,501,730 1,185,231 974,457 872,025 855,259 1,016,559 1,034,701 1,113,818 1,308,100 1,510,529 14,796,872 CY’14 970,510 1,264,010 1,224,705 988,726 877,655 805,571 816,588 989,337 1,024,272 1,174,797 1,329,688 1,624,524 13,090,383 CY’15 1,052,441 1,280,825 1,187,823 987,698 918,707 886,825 946,528 1,031,959 8,292,806

Source: NSSF The NSSF adjusts FBI NICS data to eliminate background checks associated with permit applications and checks on active CCW permit databases. NSSF adjusted NICS data provides a more accurate picture of market conditions.

ADJUSTED NICS FY AUGUST 2015

2,500,000

August ‘15 compared to August ‘14 shows a 4.3% increase

2,000,000

1,500,000

1,000,000

500,000

FYQ1 FYQ2 FYQ3 FYQ4

0

May June July August September October November December January February March April TOTAL FY’10 662,956 602,191 602,353 687,252 726,572 841,631 861,575 1,031,344 715,309 848,036 861,408 731,955 9,172,582 FY’11 625,763 602,908 628,125 718,971 770,310 854,563 945,463 1,133,371 784,856 963,746 990,840 843,484 9,862,400 FY’12 696,947 679,840 680,258 815,858 878,345 945,088 1,101,076 1,410,937 920,840 1,266,344 1,189,152 931,660 11,516,345 FY’13 840,412 846,437 853,355 1,042,924 1,007,259 1,118,994 1,525,177 2,237,731 1,790,154 1,634,309 1,501,730 1,185,231 15,583,713 FY’14 974,457 872,025 855,259 1,016,559 1,034,701 1,113,818 1,308,100 1,510,529 970,510 1,264,010 1,224,705 988,726 13,133,399 FY’15 877,655 805,571 816,588 989,337 1,024,272 1,174,797 1,329,688 1,624,524 1,052,441 1,280,825 1,187,823 987,698 13,151,219 FY’16 918,707 886,825 946,528 1,031,959 3,784,019

Source: NSSF The NSSF adjusts FBI NICS data to eliminate background checks associated with permit applications and checks on active CCW permit databases. NSSF adjusted NICS data provides a more accurate picture of market conditions.

ADJUSTED NICS

UP AVG. 7.0% ANNUALLY OVER 8 YEARS*

2,500,000 2,000,000 1,500,000 1,000,000

13,090,383 13,780,285 14,796,872 -11.5% Y/Y

10,791,275 +7.4% Y/Y

500,000 9,436,182 +27.7% Y/Y 9,534,131 +14.4% Y/Y

8,993,964 -1.0% Y/Y

8,083,470 +6.0% Y/Y +11.3% Y/Y

+1.6% Y/Y

0

2007 2008 2009 2010 2011 2012 2013 2014 2015 Actual Adj NICS Linear (Actual Adj NICS)

*CY07 – CY15

Source: National Shooting Sports Foundation (NSSF) 14

INDUSTRY SHIPMENTS HANDGUNS AND LONG GUNS

Total Handguns & Long Guns Total Handguns Total Long Guns*

(in Millions)

$5,500 $3,000 $3,000 $5,000 $4,500 $2,500 $2,500 $4,000 $2,000 $2,000 $3,500

Q4 Q4 Q4 $3,000 Q3 $1,500 Q3 $1,500 Q3 $2,500 Q2 Q2 Q2 $2,000 $1,000 $1,000 $1,500 Q1 Q1 Q1 $1,000 -8.3% Q1 -4.7% Q1 -12.0% Q1 $500 $500 $500

$0 $0 $0

2008 2009 2010 2011 2012 2013 2014 2015 2008 2009 2010 2011 2012 2013 2014 2015 2008 2009 2010 2011 2012 2013 2014 2015

Source: Federal Excise Tax collections on manufacturing sales value as translated to sales by National Shooting Sports Foundation. *Long guns include all rifles, shotguns, and muzzle loaders.

FIREARM UNIT GROWTH INTO CONSUMER CHANNEL

HAND GUN UNIT GROWTH

(Thousands)

295

300 274

250 200 150 100 50

0

Fiscal Fiscal

1Q 2015 (CY) 1Q 2016 (CY)

LONG GUN UNIT GROWTH

(Thousands)

50 48 45

40

35 33 30

25 20 15 10 5

0

Fiscal Fiscal

1Q 2015 (CY) 1Q 2016 (CY)

KEY MARKET DRIVERS

The Top Reasons For Gun Ownership1

1. Personal Safety/ Protection—60%

2. Hunting— 36%

3. Recreation/ Sport—13%

4. Target Shooting —8%

Who is Buying?

New Shooters: Of those who have been sport shooting in 2012, 20% were new to shooting within the past 5 years2. Of those, 11% just began shooting in 2012 and nearly 25% bought at least one more firearm within a year after their first purchase3 Young Adults – Ages 18-34 make up 2/3 of new shooters2

Sport Shooting More Often—60% shoot once or more a month3

Urban/Suburban—47% are urban / suburban2

Women—37% of new shooters vs 22% of established shooters2

Repeat Customers: 90% of 10,511 respondents who own a handgun own multiple firearms4. The average number of handguns owned by those respondents is 8.13

(1) Source: Gallup Poll Social Series: Crime – October 2013

(2) Source: NSSF—An Analysis Of Sport Shooting Participation Trends In The United States 2008 – 2012

(3) Source: NSSF—First-Time Gun Buyers 2012 17 (4) Source: NSSF—Handguns—2011 Consumer Study On Ownership And Usage

MARKET RESEARCH DRIVES

STRATEGIC PRODUCT DEVELOPMENT

NEW USERS DEFINED CONSUMER PROFILES EXPERIENCED

Concepts market-tested with firearm owners & purchase intenders Results benchmarked against database of prior concepts/sales Leading concepts financially modeled as key component of business case Further consumer studies run to finalize most desired designs/features The next generation M&P pistol is just one key product in this pipeline

THREE WAYS TO U.S. SPORTING GOODS MARKET

10,000+

14 DISTRIBUTORS independent

( Inventory ) firearm retailers

63% of Consumer Channel Sales (TTM)

DIRECT 6 BIG BOX RETAILERS

Buying Groups: 600

DIRECT 2 BUYING GROUPS Member Firearm

Retailers

Diverse path to market = Enhanced insight into retail environment

Note: Additional non big-box, direct retail relationships not included 19

PROFESSIONAL MARKET

Demands Highest Standards for Performance

Law Enforcement / Federal Government

Focus: Top-tier agencies in high-volume NICS states LA County Sheriff, Fresno County Sheriffs Office International Focus: Large agency opportunities Belgium, Australia, Canada, Latin America U.S. Army Modular Handgun System (9mm) Replacement Partnered with General Dynamics Final RFP issued 8/28/15; Proposals due 1/28/16 SWHC will submit next-generation M&P pistol Our new pistol will also serve the consumer market

SMART INVESTMENTS IN FLEXIBLE PRODUCTION

Strategic investment in basic capacity and in tooling for production flexibility

Selective outsourcing of parts production to better meet market demand and optimize internal capacity

Conversion of Houlton, ME operation into a dedicated precision machining center

Fiscal Year 2016 CapEx Estimate: Up to $50.0M

Houlton, ME High Volume CNC

Springfield, MA Corporate HQ

Primary Manufacturing

Deep River, CT Plastic Injection Molding

Map source: Ecozones 21

VERTICAL INTEGRATION

Deep River Plastics

MAY 2014: Asset purchase of key polymer supplier for $24M in cash delivers in-house custom plastic injection molding, rapid prototyping, and tooling.

150,000 leased square feet 45 injection molding machines Full tool-building capabilities

Strategic Benefits: Financial Highlights:

Integrates a key manufacturing process Accretive to firearms business

Increases flexibility Positive impact on gross margin

Lowers production costs Planned payback: 4-5 years

Sophisticated global infrastructure

Enhances new product development

ACCESSORIES DIVISION

ACCESSORIES ACQUISITION

DECEMBER 2014: Purchase of industry-leading provider of hunting and shooting accessories provides a broad, established platform for organic and inorganic growth of newly created accessories division

144,500 square foot facility

Strategic Benefits: Financial Highlights:

Strong brand portfolio $130.5M all cash deal

Robust product innovation process 18%+ sales CAGR 2006-2014

Multiple accessory product categories 50%+ Q1FY16 gross margins

Supplier to leading retailers Accretive to gross margins & cash in

Category leading market share current fiscal year 2016

ACCESSORIES FOR

HUNTING, SHOOTING & OUTDOOR

DIFFERENTIATED PLATFORM COMPETITIVE ADVANTAGE

Strong Brand Market Leading Broad Product

Portfolio Product Innovation Assortment

Sophisticated 800+ SKUs

product Nine highly

development recognized brands

process yields across a variety of

cutting edge product categories

products

Sophisticated Global Preferred Supplier to Category Category Leading

Infrastructure Leading Retailers Market Share

~50 global supply Top 3 market-

partners share in over ten

Focus: Design, key product

source, market & categories

distribute

EXPANDING THE ADDRESSABLE MARKET

BTI accessories expand the market for the family of Smith & Wesson products to ALL firearm purchasers. Creates new outdoor enthusiast customer opportunities.

Approximately 15 million people applied to purchase a gun in 2013

Cumulative amount for 2000 – 2013 is 127 million

Retailers estimate that ~25% of gun purchases are made by first-time owners ? Consumers spend almost as much on gun accessories as part of a first gun purchase as they do on the firearm itself

In 2012, males spent an average of $545 on gun accessories vs. $554 on the gun

In 2012, females spent an average of $457 on gun accessories vs. $469 on the gun

The BTI portfolio represents comprehensive coverage of most major firearm accessory categories and is enhanced by a robust new product development focus

Note: Regarding first time purchases: guns include handguns, rifles and shotguns; accessories include eye protection, hunting apparel, holsters, shooting apparel, rifle/shotgun slings and choke tubes. 27 Source: NSSF 2013-2014 Industry Reference Guide, 2012 Industry Reference Guide, and 2013 Firearm Retailer Survey.

STRONG CHANNELS TO MARKET

Established Relationships with Broad Distribution Across Leading Channels

Multi-Channel Internet Only

Dealers Distributors International Retailers Retailers

Specialty Outdoor Specialty Outdoor Sp oor

FINANCIAL REVIEW

REVENUE—ANNUAL

U.S.$ Millions – Continuing Operations

$610—$ $700 $621 (Estimate) $546 $551 $600

$500 $380

$400 $300 $200 $100

$0

FY12 FY13 FY14 FY15 FY16

Note: Excludes Walther sales – an agreement which ended in Fiscal 2013 30

REVENUE—QUARTERLY

U.S.$ Millions – Continuing Operations

$169.4 $180 $131.4 $147.8 $160 $13.3 $124.2 $140 $120 $134.4 $100

$80 $60 $40 $20

$0

1Q13 1Q14 1Q15 1Q16

Accessories Firearms

Note: Excludes Walther sales – an agreement which ended in Fiscal 2013 31

MARGINS—QUARTERLY

GROSS MARGIN OPERATING PROFIT MARGIN

42.6% 28.1% 39.9% 23.0%

37.7% 19.9% 20.2% 37.2%

1Q13 1Q14 1Q15 1Q16 1Q13 1Q14 1Q15 1Q16

ADJUSTED EBITDAS MARGIN

32.3%

26.6% 25.8% 26.3%

1Q13 1Q14 1Q15 1Q16

= Represents non-GAAP: See Appendices for GAAP to non-GAAP reconciliations. 32

PROFITABILITY—QUARTERLY

NET INCOME EARNINGS PER DILUTED

(U.S.$ Millions) SHARE

$0.40 $26.5

$0.32

$0.28 $0.27 $18.9 $17.7 $14.9

1Q13 1Q14 1Q15 1Q16 1Q13 1Q14 1Q15 1Q16

= Represents non-GAAP: See Appendices for GAAP to non-GAAP reconciliations.

BALANCE SHEET & CASH FLOW

CONDENSED BALANCE SHEET CONDENSED CASH FLOWS

For the period ending: (U.S.$ Thousands) For the three months ended: (U.S.$ Thousands)

July 31, 2015 April 30, 2015 July 31, 2015 July 31, 2014

Cash $ 55,417 $ 42,222 Net cash provided by operating activities $ 16,625 $ 10,780

AR 51,535 55,280 Net cash used in investing activities (7,150) (38,696)

Inventory 90,086 76,895 Net cash used in financing activities 3,720 42,514

Other current assets 26,188 22,679 Net increase/(decrease) in cash $ 13,195 $ 14,598

Total current assets 223,226 197,076

Long-term assets 290,869 293,849

Total assets $ 514,095 $ 490,925

Current liabilities $ 89,079 $ 81,011

Other non-current 44,271 44,611

Notes payable 170,747 170,933

Total liabilities 304,097 296,555

Total equity 209,998 194,370

Total liabilities & equity $ 514,095 $ 490,925

KEY FINANCE ACTIVITIES

Optimizing capital efficiency, lowering the average weighted cost of capital and strengthening the balance sheet to support future growth initiatives

JULY 2014 DECEMBER 2014 APRIL/JUNE 2015

Issued $75M of Borrowed $100M Expanded credit facility

5.000% Senior toward the from $125M to $175M

Notes due 2018 acquisition of BTI (the Added $105M Term Loan A company’s new

Expanded credit due 2020 (Interest rate

accessories division)

facility to from 3.31%)

$75M to $125M Repaid entire $100M Repurchased $100M of

prior to April 2015

5.875% Senior Notes due

utilizing cash flows

2017 with 2.9375% call

from operations

premium

SHARE REPURCHASE PROGAM HIGHLIGHTS

$165M in cumulative share repurchases since 2012 (14.4M shares) Represents 21.7% reduction in public float New $50M repurchase authorized by the Board of Directors in June 2015

FINANCIAL GUIDANCE

(Fiscal Year Ending April 30)

FISCAL SECOND QUARTER 2016 Estimate

Revenue $135M to $ 140M

GAAP Earnings Per Share $0.16 to $ 0.18

Non-GAAP Earnings Per Share* $0.19 to $ 0.21

FISCAL YEAR 2016 Estimate

Revenue $610M to $ 620M

GAAP Earnings Per Share $0.99 to $ 1.04

Non-GAAP Earnings Per Share* $1.14 to $ 1.19

Tax Rate 37%

Share Count 55.8M

Note: Guidance for revenue, GAAP earnings per share, non-GAAP earnings per share, tax rate and share count reflects information as of August 27 , 2015. The Company is not updating any of this guidance to the present date nor does its inclusion constitute a reiteration or modification of this information. *See Appendices for GAAP to non-GAAP reconciliations. 36

INVESTMENT SUMMARY

Leading position in the U.S. firearm market

Iconic brand with customer driven product portfolio Focus strategically on new product opportunities New high growth, high margin, accessories division Strong financial performance: Profitable Growth

Long-term target of quarterly gross margins in the range of 37%—41%

Margins vary among quarters due to absorption impacts of seasonality, factory shutdowns, and holidays

Long-term Adjusted EBITDAS margin target above 20% Focus on operating efficiencies & targeted vertical integration Focus on high growth opportunities in the outdoor space? Strong balance sheet and cash flows from operations

NASD: SWHC www.smith-wesson.com Liz Sharp, VP Investor Relations

(413) 747-6284 38

APPENDICES

EXPERIENCED LEADERSHIP

JAMES DEBNEY JEFFREY D. BUCHANAN

PRESIDENT & EXECUTIVE VICE PRESIDENT

CHIEF EXECUTIVE & CHIEF FINANCIAL

OFFICER OFFICER

years: years: public and

multinational vate company

onsumer and xperience in

siness-to-business financial

vironments, management and

ncluding President of w; CFO for publicly

esto Products Co., a aded, global

500 million business manufacturing

it of Alcoa ompany; law firm

Consumer Products ner; public

company board

member

MARKET PARTICIPANTS

Listed Alphabetically

SEMI AUTOMATIC PISTOLS	RIMFIRE SEMI AUTOMATIC PISTOLS	REVOLVERS	CENTERFIRE MSR	RIMFIRE MSR	BOLT ACTION	BLACK POWDER RIFLES
Smith & Wesson	**Smith & Wesson**	**Smith & Wesson**	**Smith & Wesson**	**Smith & Wesson**	**Smith & Wesson**	**Smith & Wesson**
Beretta	Ruger	Ruger	Colt	Colt	Browning	CVA
Glock	Sig Sauer	Taurus	DPMS/Bushmaster	Mossberg	Marlin	Traditions
H&K	Walther		Rock River	Ruger	Remington	
Kimber			Sig Sauer	Sig Sauer	Ruger	
Ruger					Savage Arms	
Sig Sauer					Weatherby	
Springfield					Winchester	

41

INDUSTRY INDICATORS

NICS

WWW.FBI.GOV

NICS background checks are conducted at the point of sale, tracked by the FBI, and reported monthly. NSSF adjusts the total to eliminate permit-related checks and other “noise”

ADJUSTED NICS

WWW.NSSF.ORG

Adjusted NICS serves as a proxy for consumer sales since Smith & Wesson sells only to federally licensed firearm dealers who must, by law, conduct a background check for every firearm they sell

Applies to retail stores, gun shows, anywhere an FFL sells a firearm

FET Data

www.TTB.GOV

Firearms and Ammunition Excise Tax Collections

Alcohol and Tobacco Tax and Trade Bureau

NSSF translates into manufacturer’s sales

Lagging data

GAAP to NON-GAAP RECONCILIATION

In this investor presentation, certain non-GAAP financial measures, including “non-GAAP earnings per share” and “Adjusted EBITDAS” as well as gross margin, operating expenses, operating income, and earnings per share from continuing operations excluding certain costs, expenses, and tax effects are or may be presented. From time-to-time, we consider and use these supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. We believe it is useful for us and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (ii) TCA accessories transition costs, (iii) discontinued operations, (iv) insurance recovery costs, (v) acquisition-related costs, (vi) bond premium, (vii) debt extinguishment costs, (viii) the tax effect of non-GAAP adjustments, (ix) interest expense, (x) income taxes, (xi) depreciation and amortization, (xii) stock-based compensation expense, (xiii) DOJ and SEC costs, (xiv) payments for acquisitions, and (xv) receipts from note receivables; and (2) the non-GAAP measures that exclude such information. We present these non-GAAP measures because we consider them an important supplemental measure of our performance. Our definition of these adjusted financial measures may differ from similarly named measures used by others. We believe these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for our GAAP measures. The principal limitations of these measures are that they do not reflect our actual expenses and may thus have the effect of inflating our financial measures on a GAAP basis.

GAAP to NON-GAAP RECONCILIATION

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share data)
(Unaudited)

	For the Three Months Ended			
	July 31, 2015		July 31, 2014	
	$	% of Sales	$	% of Sales
GAAP gross profit	$ 58,870	39.8%	$ 49,118	37.2%
Discontinued operations	52	0.1%	—	—
Non-GAAP gross profit	$ 58,922	39.9%	$ 49,118	37.2%
GAAP operating expenses	$ 29,053	19.7%	$ 23,443	17.8%
Amortization of acquired intangible assets	(2,073)	-1.4%	—	—
TCA accessories transition costs	(82)	-0.1%	—	—
Discontinued operations	(20)	0.0%	(95)	-0.1%
Insurance recovery costs	1,772	1.2%	—	—
Acquisition-related costs	—	—	(435)	-0.3%
Non-GAAP operating expenses	$ 28,650	19.4%	$ 22,913	17.4%
GAAP operating income	$ 29,817	20.2%	$ 25,675	19.5%
Amortization of acquired intangible assets	2,073	1.4%	—	—
TCA accessories transition costs	82	0.1%	—	—
Discontinued operations	72	0.0%	95	0.1%
Insurance recovery costs	(1,772)	-1.3%	—	—
Acquisition-related costs	—	—	435	0.3%
Non-GAAP operating income	$ 30,272	20.5%	$ 26,205	19.9%
GAAP net income	$ 14,412	9.8%	$ 14,556	11.0%
Bond premium paid	2,938	2.0%	—	—
Amortization of acquired intangible assets	2,073	1.4%	—	—
Debt extinguishment costs	1,723	1.2%	—	—
TCA accessories transition costs	82	0.1%	—	—
Discontinued operations	72	0.0%	95	0.1%
Insurance recovery costs	(1,772)	-1.2%	—	—
Acquisition-related costs	—	—	435	0.3%
Tax effect of non-GAAP adjustments	(1,857)	-1.3%	(195)	-0.1%
Non-GAAP net income	$ 17,671	12.0%	$ 14,891	11.3%
GAAP net income per share - diluted	$ 0.26		$ 0.26	
Bond premium paid	0.05		—	
Amortization of acquired intangible assets	0.04		—	
Debt extinguishment costs	0.03		—	
TCA accessories transition costs	0.00		—	
Discontinued operations	0.00		0.00	
Insurance recovery costs	(0.03)		—	
Acquisition-related costs	—		0.01	
Tax effect of non-GAAP adjustments	(0.03)		(0.00)	
Non-GAAP net income per share - diluted	$ 0.32		$ 0.27	

44

GAAP to NON-GAAP RECONCILIATION

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EBITDAS

(In thousands)

(Unaudited)

For the Three Months Ended

July 31, 2015 July 31, 2014

GAAP net income $ 14,412 $ 14,556

Interest expense 7,251 1,984

Income tax expense 8,199 9,153

Depreciation and amortization 8,999 5,839

Stock-based compensation expense 1,545 1,579

TCA accessories transition costs 82 —

Discontinued operations 72 95

Acquisition-related costs — 435

DOJ/SEC costs, including insurance recovery costs (1,770) 433

Non-GAAP adjusted EBITDAS $ 38,790 $ 34,074

FREE CASH FLOW

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

RECONCILIATION OF NET OPERATING CASH FLOW TO FREE CASH FLOW

(In thousands)

(Unaudited)

For the Three Months Ended

July 31, 2015 July 31, 2014

Net cash provided by operating activities $ 16,625 $ 10,780

Net cash used in investing activities (7,150) (38,696)

Payments for the net assets of Tri -Town Precision Plastics, Inc. — 24,095

Receipts from note receivable (21) (21)

Free cash flow $ 9,454 $ (3,842)

NASD: SWHC www.smith-wesson.com Liz Sharp, VP Investor Relations (413) 747-6284